Amendment To

DEFERRED COMPENSATION DEFERRAL AND CONVERSION OPTION AGREEMENT

This Agreement (the “Amendment Agreement”) is an amendment to the DEFERRED COMPENSATION DEFERRAL AND CONVERSION OPTION AGREEMENT dated the 27th day of March, 2013 (“Conversion Option Agreement”), by and between GRANT RUSSELL ("Executive"), and VUZIX CORPORATION, a Delaware corporation ("Company").

In consideration of the mutual covenants and agreements contained herein and in the Conversion Option Agreement, the parties agree to amend the Conversion Option Agreement effective immediately as follows:

1.	Paragraph 2 (a) of the Conversion Option Agreement currently provides that:

2 (a) Executive may, subject to the conditions set forth herein, convert, in whole or in part, any unpaid portion of the Deferred Compensation into shares of Common Stock (such shares to be issued to the Executive, the "Conversion Shares") at a conversion price equal to the per share offering price of the Company’s shares in its proposed secondary offering underwritten by Aegis Capital, as further described in Section 5 (b), and subject to the approval of the TSX Venture Exchange (“TSXV”).

The Conversion Option Agreement Paragraph 2 (a)

2 (a) Executive will ~~may~~, subject to the conditions set forth herein, convert the ~~in whole the or in part~~, ~~any~~ unpaid portion of the Deferred Compensation into shares of Common Stock (such shares to be issued to the Executive, the "Conversion Shares") at a conversion price equal to the per share offering price of the Company’s shares in its proposed secondary offering underwritten by Aegis Capital and Warrants to purchase shares of Common Stock, which Warrants (the “Conversion Warrants”) will have the same terms as the warrants offered by the Company under the Company’s Registration Statement on Form S-1 (File No. 333-185661), as amended (the “Existing Registration Statement”), and will be issued in the same ratio to the Conversion Shares as the ratio of the warrants to the shares of common stock issued to purchasers under the Existing Registration Statement, ~~as further described in Section 4(a)(v),~~and subject to the approval of the TSX Venture Exchange (“TSXV”).

2.	Paragraph 2 (c) of the Conversion Option Agreement currently provides that:

2 (c) Subject to the terms and conditions set forth herein, this Agreement will become effective on the day that the Company shall have obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of the securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion Option Agreement Paragraph 2 (c) is hereby amended to state:

2 (c) Subject to the terms and conditions set forth herein, this Agreement will become effective on the day that the Company shall have ~~obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have~~ consummated a public offering of the securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended ~~filed with the SEC on December 21, 2012~~.

3.	Paragraph 5 (a) (v) of the Conversion Option Agreement currently provides that:

5 (a) (v) Before June 30, 2013, the Company shall have obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion Agreement Paragraph 5 (a) (v) is hereby amended to state:

5 (a) (v) Before June 30, 2013, the Company shall have ~~obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have~~ consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended ~~filed with the SEC on December 21, 2012~~.

4.	Paragraph 5 (b) (iii) of the Conversion Option Agreement currently provides that:

5 (b) (iii) Before June 30, 2013, the Company shall have obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion Option Agreement Paragraph 5 (b) (iii) is hereby amended to state:

5 (b) (iii) Before June 30, 2013, the Company shall have ~~obtained the necessary approvals for the listing of its Common Stock on the NASDAQ Capital Market and shall have~~ consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended ~~filed with the SEC on December 21, 2012~~.

5.	Paragraph 6 (c) of the Conversion Option Agreement currently provides that:

6 (c) The Company shall take all commercially reasonably action to cause the Conversion Shares to be listed on the NASDAQ Capital Market or the TSXV within 15 days of their issuance;

The Conversion Option Agreement Paragraph 6 (c) is hereby amended to state:

6 (c) The Company shall take all commercially reasonably action to cause the Conversion Shares and Conversion Warrants to be listed on the ~~NASDAQ Capital Market, or the~~ TSXV within 15 days of their issuance;

6.	All other references to “Conversion Shares” in the Conversion Option Agreement including Sections 3(a), 4 (d), 4 (e), 5 (a) (iv), 6 (a), 6(b), 6 (d), and 6 (v) and any amendments are to now state “Conversion Shares and Conversion Warrants”, and shall otherwise remain the in effect in accordance with their original terms but will now include the Conversion Warrants..

7.	All other provisions and terms of the Conversion Option Agreement and any amendments thereto shall remain the in effect in accordance with their original terms.

EXECUTED on this 7th day of June 2013.

Company: Vuzix Corporation	Executive: Grant Russell

By: /s/ Paul Travers	By: /s/ Grant Russell

Name: Paul Travers	Name: Grant Russell
Title: President & CEO	Title: EVP & CFO